AMENDMENT NUMBER 1 TO DEVELOPMENT, LICENSE AND SUPPLY AGREEMENT

         This Amendment to Development, License, Supply Agreement (the "Amendment") is entered into as of the 4th day of September 1998 between Elan Corporation plc, a corporation organized under the laws of Ireland ("Elan") and Schein Pharmaceutical, Inc., a Delaware corporation ("Schein").

                                  Introduction

         A. Elan and Schein entered into a Development, License and Supply Agreement, dated March 31, 1998 (the "Agreement").

         B. The parties wish to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, and for other good and valuable consideration, it is agreed as follows:

         1. Definitions and Incorporation. Unless otherwise defined, all terms used herein shall have the meaning ascribed to them in the Agreement, and the terms and provisions of the Agreement are incorporated herein by reference as though set forth in full.

         2. Patent Strategy/Patent Determination.

            (a) Section 3.2.2 of the Agreement is hereby deleted in its entirety and replaced by the following:

                "Schein shall report to Elan Schein's decision that Schein believes the Product(s) are non-infringing within a period of not more than 180 days from the Effective Date; provided, however, that on a Product by Product basis, Elan shall not unreasonably withhold its consent to a request by Schein to extend the period in which Schein is required to report such decision by an additional 30 days (thereby requiring Schein to report to Elan Schein's decision that Schein believes the Product(s) are non-infringing within a period of 210 days from the Effective Date). Elan and Schein shall prioritize the order in which the Products are to be reviewed;"

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                (b) The second sentence of Section 3.2.4 of the Agreement is hereby deleted in its entirety and replaced by the following:

                "All such decisions will be finalized no later than 180 days from the Effective Date; provided, however, that on a Product by Product basis, Elan shall not unreasonably withhold its consent to a request by Schein to extend the period in which all such decisions will be finalized by an additional 30 days (thereby requiring all such decisions to be finalized no later than 210 days from the Effective Date)."

         3. Reaffirmation of the Agreement and Other Documents. Except as modified herein, all of the covenants, terms and conditions of the Agreement, and all documents, instruments and agreements executed in conjunction therewith remain in full force and effect and are hereby ratified and reaffirmed in all respects. In the event of any conflict, inconsistency or incongruity between the terms and conditions of this Amendment and the covenants, terms and conditions of the Agreement or any documents, instruments or agreements executed in conjunction therewith, the terms and conditions of this Amendment shall govern and control.

         4. Counterparts. This Amendment may be executed in two or more counterparts, each of which together shall constitute an original but which, when taken together, shall constitute but one instrument.

         IN WITNESS WHEREOF, this Amendment is executed as of the day and year first above written.

                                         ELAN CORPORATION, PLC

                                         By:  /s/ Donal J. Geaney
                                              -------------------------------
                                         Name:  Donal J. Geaney
                                              -------------------------------
                                         Title:  Chief Executive Officer
                                               ------------------------------


                                         SCHEIN PHARMACEUTICAL, INC.

                                         By:   /s/ Paul Kleutghen
                                               ------------------------------
                                         Name:   Paul Kleutghen
                                               ------------------------------
                                         Title:   SVP, Strategic Development
                                               ------------------------------

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